                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               November 15, 1999
               Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity Loan
  Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1998-2)


                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                                   333-28031-3                            68-0397342
                 --------                                   -----------                            ----------
  (State or Other Jurisdiction of Incorporation)      (Commission File Number)         (I.R.S. Employer Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events
           ------------

           Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-2 (the "Series 1998-2 Notes").

           The following exhibit which relates specifically to the Series 1998-2 Notes is included with this Current Report:

Item 7(c). Exhibits
           --------

           10.1 Monthly Payment Date Statement distributed to holders of Series 1998-2 Notes dated November 15, 1999.

                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 17, 1999



                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.



                                    By: /s/ Gilbert J. MacQuarrie
                                        -------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer
                                        and Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit Number                                                                Page Number
--------------                                                                -----------
10.1   Monthly Payment Date Statement distributed to holders
       of Series 1998-2 Notes dated November 15, 1999......................        5